EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-23651                95-3539020
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 (State or other jurisdiction           (Commission            (IRS Employer
        of incorporation)               File Number)        Identification No.)

           111 W. Ocean Blvd. 4th Floor,
                    Long Beach, CA                            90802
        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     In connection with the resignation of Walter J. McBride as FCG's chief financial officer (as announced on March 17, 2005), FCG and Mr. McBride have entered into an understanding that FCG will provide certain separation benefits to Mr. McBride upon his actual separation date, which is currently expected to be May 14, 2005. Upon execution and delivery by Mr. McBride of a definitive separation agreement with a standard release of claims, he will receive the following separation and post-separation benefits: (i) FCG will pay Mr. McBride a lump sum cash payment equal to 12 months of his current annual base salary of $435,000; (ii) FCG will cover the cost of COBRA for Mr. McBride for current health benefits continuation of up to 12 months; (iii) FCG will contribute $5,000 to Mr. McBride's FCG Supplemental Executive Retirement Plan account, which is 50% of the total amount he would be eligible for if he were employed for all of 2005; (iv) he will receive four months of executive outplacement services; and (v) the expiration date for exercise of any stock options held by Mr. McBride that are vested as of his separation date shall be extended from 90 days to one year from the actual separation date. If Mr. McBride's employment were terminated for "cause" at any time prior to his planned separation date, he would be ineligible to receive any of the foregoing separation benefits.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Consulting Group, Inc.



Date:  March 18, 2005             By:      /s/ Michael A. Zuercher
                                           ------------------------------------
                                           Michael A. Zuercher
                                           VP, General Counsel and Secretary